COMMITMENTS	6 Months Ended
Jun. 30, 2025
Capital commitments [abstract]
COMMITMENTS

NOTE 8 – COMMITMENTS

One of the Company’s Israeli subsidiaries leases office space with the lease expiring on March 31, 2029. Lease payments are approximately $42 per month ($498 annually). Another one of the Company’s Israeli subsidiaries leases its factory space with the lease expiring on March 31, 2027. Lease payments are approximately $17 per month ($202 annually).

On June 12, 2025, the Company entered into the Isramat Agreement with Iron Dove Technologies Inc, under which the Company agreed to sell A2Z Isramat to the purchaser for the amount of 3,250,000 ILS (approximately $964). As of June 30, 2025, not all the conditions of the Agreement were met, and the sale of A2Z Isramat has not closed.